Earnings/(Loss) per Share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Earnings/(Loss) per Share

10.      Earnings/(Loss) per Share

Basic earnings / (loss) per share (“EPS” / “LPS”) is calculated by dividing the net income /(loss) for the year attributable to Globus shareholders by the weighted average number of shares issued, paid and outstanding.

Diluted earnings / (loss) per share is calculated by dividing the net income / (loss) attributable to common equity holders of the parent by the weighted average shares outstanding during the year plus the weighted average number of common shares that would be issued on the conversion of all the dilutive potential common shares into common shares. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings/(losses) per share computation unless such inclusion would be anti-dilutive.

As for the year ended December 31, 2021, the securities that could potentially dilute basic EPS in the future are any incremental shares of unexercised warrants (Note 9). As the warrants were out-of-the money during the period ended December 31, 2021, these were not included in the computation of diluted EPS, because to do so would have anti-dilutive effect.

As the Company reported losses for the years ended December 31, 2020 and 2019, the effect of any incremental shares would be antidilutive and thus excluded from the computation of the LPS.

The following reflects the net income/(loss) per common share:

	For the year ended December 31,
	2021	2020	2019
Income/(Loss) attributable to common equity holders	14,950	(17,372)	(36,351)
Weighted average number of shares – basic and diluted	14,809,536	959,157	41,622
Net income/(loss) per common share – basic and diluted	1.01	(18.11)	(873.36)